UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 16, 2010
MGM MIRAGE
(Exact name of registrant as specified in its charter)

DELAWARE	001-10362	88-0215232
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3600 Las Vegas Boulevard South, Las Vegas, Nevada	89109
(Address of Principal Executive Offices)	(Zip Code)
(702) 693-7120
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 3.02 Unregistered Sales of Equity Securities.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
INDEX TO EXHIBITS
EX-4.1
EX-10.1
EX-10.2
EX-10.3
EX-10.4
EX-10.5
EX-10.6
EX-10.7
EX-10.8

Item 1.01 Entry into a Material Definitive Agreement.
Indenture
On April 20, 2010, MGM MIRAGE (the “Company”) issued $1.15 billion in aggregate principal amount of its 4.25% Convertible Senior Notes due 2015 (the “Notes”) under the indenture, dated as of April 20, 2010 (the “Indenture”), among the Company, the subsidiary guarantors named therein and U.S. Bank National Association, as trustee, including $150.0 million in aggregate principal amount of Notes issued pursuant to the initial purchasers’ exercise in full, on April 16, 2010, of their option to purchase up to such aggregate principal amount of Notes to cover over-allotments. The Company received approximately $1.12 billion in net proceeds from the offering. The Notes were sold in the United States only to accredited investors pursuant to an exemption from the Securities Act of 1933, as amended (the “Securities Act”), and subsequently resold to qualified institutional buyers pursuant to Rule 144A under the Securities Act. The Notes, and shares of the Company’s common stock (the “Common Stock”) issuable upon conversion of the Notes, have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. A copy of the Indenture, the terms of which are incorporated herein by reference, is filed herewith as Exhibit 4.1.
The Notes will pay interest semi-annually at a rate of 4.25% per annum and mature on April 15, 2015. The Notes will be convertible into shares of Common Stock at an initial conversion rate of 53.8307 shares of Common Stock per $1,000 principal amount of the Notes, representing an initial conversion price of approximately $18.58 per share of Common Stock and a conversion premium of approximately 27.5% above the last reported sale price per share of Common Stock on the New York Stock Exchange on April 15, 2010 of $14.57 per share. The initial conversion rate is subject to adjustment under certain circumstances. The Notes will be convertible into shares of Common Stock at any time prior to the close of business on the third scheduled trading day immediately preceding the maturity date of the Notes.
Holders of the Notes may require the Company to purchase all or a portion of their Notes at a price equal to 100% of the principal amount of the Notes to be purchased, plus accrued and unpaid interest, in cash, upon the occurrence of certain fundamental changes involving the Company. In addition, if certain fundamental changes occur, the Company may be required in certain circumstances to increase the conversion rate for any of the Notes converted in connection with such fundamental change by a specified number of shares of Common Stock.
The Notes will be the Company’s senior unsecured obligations, guaranteed by substantially all of the Company’s wholly-owned domestic subsidiaries, which also guarantee the Company’s other senior indebtedness, and equal in right of payment with, or senior to, all existing or future unsecured indebtedness of the Company and each subsidiary guarantor.
Capped Call Confirmations
In connection with the issuance of the Notes, the Company entered into capped call transactions (the “Capped Call Confirmations”) with certain of the initial purchasers or their affiliates, including Capped Call Confirmations entered into in connection with $150.0 million in aggregate principal amount of Notes issued pursuant to the initial purchasers’ exercise in full, on April 16, 2010, of their option to purchase up to such aggregate principal amount of Notes to cover over-allotments. The Capped Call Confirmations cover the same number of shares of Common Stock underlying the Notes. The Capped Call Confirmations have cap prices approximately 50% higher than the last reported sale price of the Common Stock on April 15, 2010. The Company used $81,477,500 of cash to pay the cost of the Capped Call Confirmations.

The description of the Capped Call Confirmations contained herein is qualified in its entirety by reference to the Capped Call Confirmations attached as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7 and 10.8 to this Current Report on Form 8-K, which exhibits are incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference to this Item 2.03.
Item 3.02 Unregistered Sales of Equity Securities.
The information set forth in Item 1.01 of this Current Report on Form 8-K with respect to the Notes and the conversion thereof for shares of Common Stock is incorporated by reference to this Item 3.02 of this Current Report on Form 8-K. The Notes were sold in the United States only to accredited investors pursuant to an exemption from the Securities Act, and subsequently resold to qualified institutional buyers pursuant to Rule 144A under the Securities Act. The Notes, and shares of the Common Stock issuable upon conversion of the Notes, have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.
Item 9.01 Financial Statements and Exhibits.
(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits:

No.	Description
4.1	Indenture, dated as of April 20, 2010, among the Company, as issuer, the subsidiary guarantors named therein and U.S. Bank National Association, as trustee.
10.1	Confirmation for Base Capped Call Transaction, dated as of April 15, 2010, between the Company and Bank of America, N.A.
10.2	Confirmation for Base Capped Call Transaction, dated as of April 15, 2010, between the Company and Barclays Bank PLC.
10.3	Confirmation for Base Capped Call Transaction, dated as of April 15, 2010, between the Company and JPMorgan Chase Bank, National Association, London Branch.
10.4	Confirmation for Base Capped Call Transaction, dated as of April 15, 2010, between the Company and Deutsche Bank AG, London Branch.
10.5	Confirmation for Additional Capped Call Transaction, dated as of April 16, 2010, between the Company and Bank of America, N.A.
10.6	Confirmation for Additional Capped Call Transaction, dated as of April 16, 2010, between the Company and Barclays Bank PLC.
10.7	Confirmation for Additional Capped Call Transaction, dated as of April 16, 2010, between the Company and JPMorgan Chase Bank, National Association, London Branch.
10.8	Confirmation for Additional Capped Call Transaction, dated as of April 16, 2010, between the Company and Deutsche Bank AG, London Branch.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGM MIRAGE
Date: April 22, 2010	By:	/s/ Troy E. McHenry
		Name:	Troy E. McHenry
		Title:	Vice President — Legal Affairs

INDEX TO EXHIBITS

Exhibit No.	Description
4.1	Indenture, dated as of April 20, 2010, among the Company, as issuer, the subsidiary guarantors named therein and U.S. Bank National Association, as trustee.
10.1	Confirmation for Base Capped Call Transaction, dated as of April 15, 2010, between the Company and Bank of America, N.A.
10.2	Confirmation for Base Capped Call Transaction, dated as of April 15, 2010, between the Company and Barclays Bank PLC.
10.3	Confirmation for Base Capped Call Transaction, dated as of April 15, 2010, between the Company and JPMorgan Chase Bank, National Association, London Branch.
10.4	Confirmation for Base Capped Call Transaction, dated as of April 15, 2010, between the Company and Deutsche Bank AG, London Branch.
10.5	Confirmation for Additional Capped Call Transaction, dated as of April 16, 2010, between the Company and Bank of America, N.A.
10.6	Confirmation for Additional Capped Call Transaction, dated as of April 16, 2010, between the Company and Barclays Bank PLC.
10.7	Confirmation for Additional Capped Call Transaction, dated as of April 16, 2010, between the Company and JPMorgan Chase Bank, National Association, London Branch.
10.8	Confirmation for Additional Capped Call Transaction, dated as of April 16, 2010, between the Company and Deutsche Bank AG, London Branch.

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